Exhibit 25.1

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FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|

___________________________

THE BANK OF NEW YORK TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

___________________________

SCHOOL SPECIALTY, INC.
(Exact name of obligor as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation or organization)	39-0971239 (I.R.S. employer identification no.)
W6316 Design Drive Greenville, Wisconsin (Address of principal executive offices)	54942 (Zip code)

___________________________

3.75% Convertible Subordinated Debentures due 2026
(Title of the indenture securities)

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1.

General information.  Furnish the following information as to the trustee:

(a)

Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)

Whether it is authorized to exercise corporate trust powers.

Yes.

2.

Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.

List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.

A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.

A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.

A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.

A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.

The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.

A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 18th day of January, 2007.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:  /S/   M. CALLAHAN

Name:     M. CALLAHAN

Title:       VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK TRUST COMPANY, N.A.

of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business September 30, 2006, published in accordance with Federal regulatory authority instructions.

Dollar Amounts

in Thousands

ASSETS

Cash and balances due from
depository institutions
Noninterest-bearing balances
and currency and coin.........................................................................................................	3,188
Interest-bearing balances......................................................................................................	0

Securities:
Held-to-maturity securities..................................................................................................	56
Available-for-sale securities.................................................................................................	64,467
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold................................................................................................................	49,000
Securities purchased under agreements to resell.................................................................	128,000
Loans and lease financing receivables:
Loans and leases held for sale.............................................................................................	0
Loans and leases
net of unearned income…........................... 0
LESS: Allowance for loan and
lease losses................................................... 0
Loans and leases, net of unearned
income and allowance.......................................................................................................	0
Trading assets...................................................................................................................................	0
Premises and fixed assets (including
capitalized leases)...............................................................................................................	3,808
Other real estate owned....................................................................................................................	0
Investments in unconsolidated
subsidiaries and associated
companies...........................................................................................................................	0
Not applicable
Intangible assets:
Goodwill.....................................................................................................................................	267,486
Other Intangible Assets .............................................................................................................	15,230
Other assets.......................................................................................................................................	40,470
Total assets........................................................................................................................................	$571,705

LIABILITIES

Deposits:
In domestic offices...............................................................................................................		2,039
Noninterest-bearing......................................	2,039
Interest-bearing.............................................	0
Not applicable
Federal funds purchased and securities
sold under agreements to repurchase: ................................................................................		0
Federal funds purchased......................................................................................................		0
Securities sold under agreements to repurchase.................................................................		0
Trading liabilities
Other borrowed money:
(includes mortgage indebtedness
and obligations under capitalized
leases) ..................................................................................................................................		58,000
Not applicable
Not applicable
Subordinated notes and debentures. .................................................................................................		0
Other liabilities. ................................................................................................................................		85,004
Total liabilities ..................................................................................................................................		145,043
Minority interest in consolidated subsidiaries..................................................................................		0

EQUITY CAPITAL

Perpetual preferred stock and related surplus..................................................................................		0
Common stock..................................................................................................................................		1,000
Surplus (exclude all surplus related to preferred stock)..................................................................		321,520
Retained earnings.............................................................................................................................		104,139
Accumulated other comprehensive
Income.................................................................................................................................		3
Other equity capital components......................................................................................................		0
Total equity capital............................................................................................................................		426,662
Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)......................		571,705

I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

William J. Winkelmann

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Vice President

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael K. Klugman, President

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Michael F. McFadden, MD

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Directors (Trustees)

Frank P. Sulzberger, Vice President

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